                                                                   EXHIBIT 10.33

                                LEASE AGREEMENT

                        DATED AS OF______________ 2000

                                    BETWEEN

                   HUMPHREY HOSPITALITY LIMITED PARTNERSHIP

                                   AS LESSOR

                                      AND

                _________________ HOSPITALITY MANAGEMENT, INC.

                                   AS LESSEE

                              HOTEL, CITY, STATE
                              ------------------

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                                                        PAGE
ARTICLE I......................................................................................................   1
---------
         1.1      Leased Property..............................................................................   1
                  ---------------
         1.2      Term.........................................................................................   2
                  ----

ARTICLE II.....................................................................................................   3
-----------
         Definitions...........................................................................................   3
         -----------

ARTICLE III....................................................................................................  14
-----------
         3.1      Rent.........................................................................................  15
                  ----
         3.2      Additional Charges...........................................................................  15
                  ------------------
         3.3      Lease Provision..............................................................................  16
                  ---------------
         3.4      Conversion of Property.......................................................................  16
                  ----------------------
         3.5      Annual Budget................................................................................  17
                  -------------
         3.6      Books and Records............................................................................  17
                  -----------------

ARTICLE IV.....................................................................................................  18
----------
         4.1      Payment of Impositions.......................................................................  18
                  ----------------------
         4.2      Notice of Impositions........................................................................  19
                  ---------------------
         4.3      Adjustment of Impositions....................................................................  19
                  -------------------------
         4.5      Insurance Premiums...........................................................................  19
                  ------------------

ARTICLE V......................................................................................................  19
---------
         5.1      No Termination, Abatement, etc...............................................................  19
                  -------------------------------
         5.2      Abatement Procedures.........................................................................  20
                  --------------------

ARTICLE VI.....................................................................................................  20
----------
         6.1      Ownership of the Leased Property.............................................................  20
                  --------------------------------
         6.2      Lessee's Personal Property...................................................................  20
                  --------------------------
         6.3      Lessor's Lien................................................................................  21
                  -------------

ARTICLE VII....................................................................................................  21
-----------
         7.1      Condition of the Leased Property.............................................................  21
                  --------------------------------
         7.2      Use of the Leased Property...................................................................  22
                  --------------------------
         7.3      Lessor to Grant Easements, etc...............................................................  23
                  -------------------------------

ARTICLE VIII...................................................................................................  24
------------
         8.1      Compliance with Legal and Insurance Requirements, etc........................................  24
                  ------------------------------------------------------
         8.2      Legal Requirement Covenants..................................................................  24
                  ---------------------------
         8.3      Environmental Covenants......................................................................  25
                  -----------------------

ARTICLE IX...................................................................................................... 27
----------
         9.1      Capital Improvements, Maintenance and Repair.................................................. 27
                  --------------------------------------------
         9.2      Encroachments, Restrictions, Etc.............................................................. 28
                  ---------------------------------

ARTICLE X....................................................................................................... 29
---------
         10.1     Alterations................................................................................... 29
                  -----------
         10.2     Salvage....................................................................................... 29
                  -------
         10.3     Joint Use Agreements.......................................................................... 29
                  --------------------

ARTICLE XI...................................................................................................... 30
----------
         Liens    .............................................................................................. 30
         -----

ARTICLE XII..................................................................................................... 30
-----------
         Permitted Contests..................................................................................... 30
         ------------------

ARTICLE XIII.................................................................................................... 31
------------
         13.1     General Insurance Requirements................................................................ 31
                  ------------------------------
         13.2     Replacement Cost.............................................................................. 33
                  ----------------
         13.3     Worker's Compensation......................................................................... 33
                  ---------------------
         13.4     Waiver of Subrogation......................................................................... 33
                  ---------------------
         13.5     Form Satisfactory, etc........................................................................ 33
                  -----------------------
         13.6     Change in Limits.............................................................................. 34
                  ----------------
         13.7     Blanket Policy................................................................................ 34
                  --------------
         13.8     Separate Insurance.............................................................................34
                  ------------------
         13.9     Reports On Insurance Claims................................................................... 34
                  ---------------------------

ARTICLE XIV..................................................................................................... 35
-----------
         14.1     Insurance Proceeds............................................................................ 35
                  ------------------
         14.2     Reconstruction in the Event of Damage or Destruction Covered by Insurance..................... 35
                  -------------------------------------------------------------------------
         14.3     Reconstruction in the Event of Damage or Destruction Not Covered by Insurance................. 36
                  -----------------------------------------------------------------------------
         14.4     Lessee's Property............................................................................. 37
                  -----------------
         14.5     Damage Near End of Term....................................................................... 37
                  -----------------------
         14.6     Waiver........................................................................................ 37
                  ------

ARTICLE XV...................................................................................................... 37
----------
         15.1     Definitions................................................................................... 37
                  -----------
         15.2     Parties' Rights and Obligations............................................................... 38
                  -------------------------------
         15.3     Total Taking.................................................................................. 38
                  ------------
         15.4     Allocation of Award........................................................................... 38
                  -------------------
         15.5     Partial Taking................................................................................ 38
                  --------------
         15.6     Temporary Taking.............................................................................. 39
                  --------- ------
         15.7     Lessee's Offer................................................................................ 39
                  --------------

ARTICLE XVI..................................................................................................... 39
-----------
         16.1     Events of Default............................................................................. 39
                  -----------------
         16.2     Surrender..................................................................................... 39
                  ---------
         16.3     Damages....................................................................................... 41
                  -------
         16.4     Waiver........................................................................................ 42
                  ------
         16.5     Application of Funds.......................................................................... 42
                  --------------------

ARTICLE XVII.................................................................................................... 43
------------
         Lessor's Right to Cure Lessee's Default................................................................ 43
         ---------------------------------------

ARTICLE XVIII................................................................................................... 43
-------------
         Provisions Relating to Purchase of the
         --------------------------------------
         Leased Property........................................................................................ 43
         ---------------

ARTICLE XIX..................................................................................................... 44
-----------
         19.1     Personal Property Limitation.................................................................. 44
                  ----------------------------
         19.2     Sublease Rent Limitation...................................................................... 44
                  ------------------------
         19.3     Sublease Tenant Limitation.................................................................... 44
                  --------------------------
         19.4     Lessee Ownership Limitation................................................................... 44
                  ---------------------------
         19.5     Lessee Officer and Employee Limitation........................................................ 45
                  --------------------------------------

ARTICLE XX...................................................................................................... 45
----------
         Holding Over........................................................................................... 45
         ------------

ARTICLE XXI..................................................................................................... 45
-----------
         Risk of Loss........................................................................................... 45
         ------------

ARTICLE XXII.................................................................................................... 46
------------
         Indemnification........................................................................................ 46
         ---------------

ARTICLE XXIII................................................................................................... 47
-------------
         23.1     Subletting and Assignment..................................................................... 47
                  -------------------------
         23.2     Attornment.................................................................................... 47
                  ----------

ARTICLE XXIV.................................................................................................... 48
         Officer's Certificates; Financial Statements; Lessor' Estoppel Certificates and Covenants.............. 48
         -----------------------------------------------------------------------------------------

ARTICLE XXV..................................................................................................... 49
         Lessor's Right to Inspect.............................................................................. 49
         -------------------------

ARTICLE XXVI.................................................................................................... 49
------------
         No Waiver.............................................................................................. 49
         ---------

ARTICLE XXVII................................................................................................... 49
-------------
         Remedies Cumulative.................................................................................... 49
         -------------------

ARTICLE XXVIII.................................................................................................. 49
--------------
         Acceptance of Surrender................................................................................ 49
         -----------------------

ARTICLE XXIX.................................................................................................... 50
------------
         No Merger of Title..................................................................................... 50
         ------------------

ARTICLE XXX..................................................................................................... 50
-----------
         Conveyance by Lessor................................................................................... 50
         --------------------
         Other Interests........................................................................................ 50
         ---------------

ARTICLE XXXI.................................................................................................... 51
------------
         Quiet Enjoyment........................................................................................ 51
         ---------------

ARTICLE XXXII................................................................................................... 51
-------------
         Notices................................................................................................ 51
         -------

ARTICLE XXXIII.................................................................................................. 51
--------------
         Appraisers............................................................................................. 51
         ----------

ARTICLE XXXIV................................................................................................... 52
-------------
         34.1     Lessor May Grant Liens........................................................................ 52
                  ----------------------
         34.2     Lessee's Right to Cure........................................................................ 53
                  ----------------------
         34.3     Breach by Lessor.............................................................................. 53
                  ----------------

ARTICLE XXXV.................................................................................................... 53
------------
         35.1     Miscellaneous................................................................................. 53
                  -------------
         35.2     Transition Procedures......................................................................... 54
                  ---------------------
         35.3     Waiver of Presentment, etc.................................................................... 55
                  --------------------------

ARTICLE XXXVI................................................................................................... 55
-------------
         Memorandum of Lease.................................................................................... 55
         -------------------

ARTICLE XXXVII.................................................................................................. 55
--------------
         Lessor's Option to Purchase Assets of Lessee........................................................... 55
         --------------------------------------------

ARTICLE XXXVIII................................................................................................. 55
---------------
         Lessor's Option to Terminate Lease..................................................................... 55
         ----------------------------------

ARTICLE XXXIX................................................................................................... 56
-------------
         Compliance with Franchise Agreement.................................................................... 56
         -----------------------------------

ARTICLE XL...................................................................................................... 56
----------

         40.1     Room Set-Aside................................................................................ 56
                  --------------
         40.2     Capital Expenditures.......................................................................... 57
                  --------------------
         40.3     Prohibited Expenditures....................................................................... 57
                  -----------------------

                                                                 Exhibit 10.33


                                LEASE AGREEMENT
                                ---------------


     THIS LEASE AGREEMENT (hereinafter called "Lease"), made as of the _____ day of _________ 2000, by and between Humphrey Hospitality Limited Partnership a Virginia limited partnership (hereinafter called "Lessor"), and _________________ Hospitality Management, Inc. a Maryland corporation (hereinafter called "Lessee"), provides as follows.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     Contemporaneously with the execution hereof, Lessor acquired the "Leased Property" (as hereinafter defined) and entered into other leases with Lessee.

     In furtherance of the consummation of such series of transactions, Lessor and Lessee wish to enter into this Lease.

     NOW, THEREFORE, Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property.

ARTICLE I
---------

     1.1. Leased Property.  The leased property (the "Leased Property") is
          ---------------
comprised of Lessor's interest in the following:

          (a) the land described in Exhibit "A" attached hereto and by reference
                                    -----------
incorporated herein (the "Land");

          (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and offsite), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

          (c) all easements, rights and appurtenances relating to the Land or the Leased Improvements;

          (d) all equipment, machinery, fixtures, and other items of property required for or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

          (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

          (f) all existing leases of space within the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

     1.2. Term.  The term of the Lease (the "Term") shall commence on the date
          ----
hereof (the "Commencement Date") and shall end on the ________ anniversary of the last day of the month in which the Commencement Date occurs unless the Lessee chooses to renew the Lease for an additional five years, unless sooner terminated in accordance with the provisions hereof.

                                  ARTICLE II
                                  ----------

     Definitions.  For all purposes of this Lease, except as otherwise expressly
     -----------
provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

     Additional Charges:  As defined in Section 3.2.
     -------------------

     Affiliate:  As used in this Lease the term "Affiliate" of a person shall
     ---------
mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, five percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

     Annual Budget:  As used in this Lease, the term "Annual Budget" shall mean
     --------------
an operating and capital budget prepared by Lessee and delivered to Lessor in accordance with Section 3.5.

     Award:  As defined in Section 15.1(c).
     ------

     Base Rate:  The rate of interest announced publicly by Citibank, N.A., in
     ----------
New York, New York, or any successor bank from time to time, as such bank's base rate. If no such rate is announced or becomes discontinued, then such other rate as Lessor may reasonably designate.

     Base Rent:  As defined in Section 3.1(a).
     ---------

     Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday that is
     -------------
not a day on which national banks in the City of Washington, D.C., or in the municipality wherein the Leased Property is located, are closed.

     CERCLA:  The Comprehensive Environmental Response, Compensation and
     -------
Liability Act of 1980, as amended.

     Code:  The Internal Revenue Code of 1986, as amended.
     -----

     Commencement Date:  As defined in Section 1.2 of the Lease.
     ------------------

     Condemnation, Condemnor:  As defined in Section 15.1.
     ------------------------

     Consolidated Financials:  For any fiscal year or other accounting period
     -----------------------
for Lessee and its consolidated subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with generally accepted accounting principles and audited by independent certified public accountants acceptable to Lessor in its sole discretion.

     Consolidated Net Worth:  At any time, the sum of the following for Lessee
     -----------------------
and any consolidated subsidiaries, on a consolidated basis determined in accordance with generally accepted accounting principles:

     (a) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus

     (b) the amount of capital surplus and retained earnings (or, in the case of a capital or retained earnings deficit, minus the amount of such deficit), minus

     (c) the sum of the following (without duplication of deductions with respect to items already deducted in arriving at surplus and retained earnings):
(1) unamortized debt discount and expense; and (2) any write-up in the book value of assets resulting from a revaluation thereof subsequent to the date of the most recent Consolidated Financials prior to the date thereof, except any net write-up in value of foreign currency in accordance with generally accepted accounting principles.

     Consumer Price Index:  The "Consumer Price Index" published by the Bureau
     --------------------
of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items for Urban Wage Earners and Clerical Workers (1982-1984=100).

     Date of Taking:  As defined in Section 15.1(b).
     --------------

     Encumbrance:  As defined in Section 34.1.
     -----------

     Environmental Authority:  Any department, agency or other body or component
     -----------------------
of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

     Environmental Authorization:  Any license, permit, order, approval,
     ---------------------------
consent, notice, registration, filing or other form of permission or authorization required under any Environmental Law.

     Environmental Laws:  All applicable federal, state, local and foreign laws
     ------------------
and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

     Environmental Liabilities:  Any and all obligations to pay the amount of
     -------------------------
any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, the Leased Property or any property used therein and arising out of:

     (a) Failure of Lessee, or Lessor to comply at any time with all Environmental Laws;

     (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

     (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Lease Property;

     (d) Identification of Lessee or Lessor as a potentially responsible party under CERLA or under any Environmental Law similar to CERCLA;

     (e) Presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property; or

     (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof.

     Event of Default:  As defined in Section 16.1
     ----------------

     Facility: The hotel and/or other facility offering lodging and other
     ---------
services or amenities being operated or proposed to be operated on the Leased Property.

     Fair Market Rental:  The fair market rental of the Leased Property means
     -------------------
the rental which a willing tenant not compelled to rent would pay a willing landlord not compelled to lease for the use and occupancy of such Leased Property pursuant to the Lease for the term in question, (a) assuming that Lessee is not in default thereunder and (b) determined in accordance with the appraisal procedures set forth in Article XXXIII or in such other manner as shall be mutually acceptable to Lessor and Lessee.

     Fair Market Value:  The fair market value of the Leased Property means an
     ------------------
amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for such Leased Property, (a) assuming the same is unencumbered by this Lease, (b) determined in accordance with the appraisal procedures set forth in Article XXXIII or in such other manner as shall be mutually acceptable to Lessor and Lessee, (c) assuming that such seller must pay customary closing costs and title premiums, and (d) taking into account the positive or negative effect on the value of the Leased Property attributable to the interest rate, amortization schedule, maturity date, prepayment penalty and other terms and conditions of any encumbrance that is assumed by the transferee. In addition, in determining the Fair Market Value with respect to damaged or destroyed Leased Property such value shall be determined as if such Leased Property had not been so damaged or destroyed.

     FIFRA:  The Federal Insecticide, Fungicide, and Rodenticide Act, as
     -----
amended.

     Fiscal Year:  The 12-month period from January 1 to December 31.
     ------------

     Fixtures:  As defined in Section 1.1.
     ---------

     Franchise Agreement:  Any franchise agreement or license agreement with a
     -------------------
franchisor under which the Facility is operated.

     Furniture and Equipment:  For purposes of this Lease, the terms "furniture
     -----------------------
and equipment" shall mean collectively all carpet, furniture, furnishings, wall coverings, fixtures and hotel equipment and systems located at, or used in connection with, the Facility, together with all replacements therefor and additions thereto, including, without limitation, (i) all equipment and systems required for the operation of kitchens, bars, if any, restaurants, if any, and laundry and dry cleaning facilities, (ii) dining room wagons, materials handling equipment, cleaning and engineering equipment, (iii) telephone and computerized accounting systems, and (iv) vehicles.

     Government:  The United States of America, any state, district or territory
     ----------
thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

     Gross Operating Expenses:  For purposes of this Lease, the term "Gross
     ------------------------
Operating Expenses" shall mean all of the following with respect to the
Facility: reasonable and customary salaries and employee expense and payroll taxes (including salaries, wages, bonuses and other compensation of all employees at the Facility, and benefits including life, medical and disability insurance and retirement benefits), expenditures described in Section 9.1, operational supplies, utilities, insurance to be provided by Lessee under the terms of this Agreement, governmental fees and assessments, food, beverages, laundry service expense, the cost of Inventories and fixed asset supplies, license fees, advertising, marketing, reservation systems and any and all other operating expenses as are reasonably necessary for the proper and efficient operation of the Facility incurred by Lessee in accordance with the provisions hereof (excluding, however, (i) federal, state and municipal excise, sales and
        ---------
use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes paid over to federal, state or municipal governments, (ii) the cost of insurance to be provided under Article XIII, (iii) expenditures by Lessor pursuant to Article XIII and (iv) payments on any Mortgage or other mortgage or security instrument on the Facility); all determined in accordance with generally accepted accounting principles and the Uniform System. No part of Lessee's central office overhead or general or administrative expense (as opposed to that of the Facility) shall be deemed to be a part of Gross Operating Expenses, as herein provided. Reasonable out-of-pocket expenses of Lessee incurred for the account of or in connection with the Facility operations, including but not limited to postage, telephone charges and reasonable travel expenses of employees, officers and other representatives and consultants of Lessee and its Affiliates, shall be deemed to be a part of Gross Operating Expenses and such persons shall be afforded reasonable accommodations, food, beverages, laundry, valet and other such services by and at the Facility without charge to such persons or Lessee.

     Gross Operating Profit shall mean, for any Fiscal Year, the excess of Gross
     ----------------------                                                -----
Revenues for such Fiscal Year over Gross Operating Expenses for such Fiscal
--------                           ------------------------
Year.

     Gross Revenues:  All revenues, receipts, and income of any kind derived
     --------------
directly or indirectly by Lessee from or in connection with the Facility (including rentals or other payments from tenants, lessees, licensees or concessionaires but not including their gross receipts unless such party is an Affiliate of the Lessee in which case the gross receipts shall be included) whether on a cash basis or credit, paid or collected, determined in accordance with generally accepted accounting principles and the Uniform System, excluding,
                                                                      ---------
however:  (i) funds furnished by Lessor, (ii) federal, state and municipal
                                       -
excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (iii) gratuities, (iv) proceeds of insurance and condemnation, (v) proceeds from sales other than sales in the ordinary course of business, (vi) all loan proceeds from financing or refinancings of the Facility or interests therein or components thereof, (vii) judgments and awards, except any portion thereof arising from normal business operations of the hotel, and (viii) items constituting "allowances" under the Uniform System.

     Hazardous Materials:  All chemicals, pollutants, contaminants, wastes and
     -------------------
toxic substances, including without limitation:

     (a) Solid or hazardous waste, as defined in RCRA or in any Environmental
Law;

     (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

     (c) Toxic substances, as defined in TSCA or in any Environmental Law;

     (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

     (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenols, asbestos and urea formaldehyde.

     Impositions:  Collectively, all taxes (including, without limitation, all
     -----------   -----------------------
ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or its business conducted upon the Leased Property) including Real Estate Taxes and Personal Property Taxes, assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the
Term), ground rents, water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee.

     Indemnified Party:  Either of a Lessee Indemnified Party or a Lessor
     -----------------
Indemnified Party.

     Indemnifying Party:  Any party obligated to indemnify an Indemnified Party
     ------------------
pursuant to Section 8.3 or Article XXII.

     Insurance Requirements:  All terms of any insurance policy required by this
     ----------------------
Lease and all requirements of the issuer of any such policy.

     Inventory:  All "Inventories of Merchandise" and "Inventories of Supplies"
     ---------
as defined in the Uniform System, including, but not limited to, linens and other non-depreciable personal property.

     Land:  As defined in Article I.
     ----

     Lease:  This Lease.
     -----

     Leased Improvements; Leased Property:  Each as defined in Article I.
     ------------------------------------

     Legal Requirements:  All federal, state, county, municipal and other
     ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

     Lending Institution:  Any insurance company, credit company, federally
     -------------------
insured commercial or savings bank, national banking association, savings and loan association, employees welfare, pension or retirement fund or system, corporate profit sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, such trust having a net worth of at least $10,000,000.

     Lessee:  The Lessee designated on this Lease and its respective permitted
     ------
successors and assigns.

     Lessee Indemnified Party:  Lessee, any Affiliate of Lessee, any other
     ------------------------
Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's interest) in Lessee, the officers, directors, stockholders, employees, agents and representatives of Lessee and any corporate stockholder, agent, or representative of Lessee, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

     Lessee's Personal Property:  As defined in Section 6.2.
     --------------------------

     Lessor:  The Lessor designated on this Lease and its respective successors
     ------
and assigns.

     Lessor Indemnified Party:  Lessor, any Affiliate of Lessor, any other
     ------------------------
Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's or partnership interest) in Lessor, the officers, directors, stockholders, employees, agents and representatives of the general partner of Lessor and any partner, agent, or representative of Lessor, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, stockholder, employee, agent or representative.

     Minimum Price:  The sum of (a) the equity in the Leased Property at the
     -------------
time of acquisition of the Leased Property by Lessor (i.e., that portion of the purchase price of the Leased Property paid by Lessor in cash or exchange for partnership interests in the Lessor) plus (b) other capital expenditures on the Leased Property made by Lessor after the date hereof plus (c) the unpaid principal balance of all encumbrances against the Leased Property at the time of purchase of the Leased Property by Lessee, less (x) all proceeds received by Lessor from any financing or refinancing of the Leased Property after the date hereof (after payment of any debt refinanced and net of any costs and expenses incurred in connection with such financing or refinancing, including, without limitation, loan points, commitment fees and commissions and legal fees) and (y) the net amount (after deduction of all reasonable legal fees and other costs and expenses, including without limitation expert witness fees, incurred by Lessor in connection with obtaining any such proceeds or award) of all insurance proceeds received by Lessor and awards received by Lessor from any partial Taking of the Leased Property that are not applied to restoration.

     Notice:  A notice given pursuant to Article XXXII.
     ------

     Officer's Certificate:  A certificate of Lessee reasonably acceptable to
     ---------------------
Lessor, signed by the chief financial officer or another officer authorized so to sign by the board of directors or by-laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

     Overdue Rate:  On any date, a rate equal to the Base Rate plus 5% per
     ------------
annum, but in no event greater than the maximum rate then permitted under applicable law.

     Other Revenues:  Gross revenue from the operation of the Facility
     --------------
excluding:

     (a)  Room Revenues;

     (b) the amount of all credit, rebates or refunds to customers, guests or patrons;

     (c) all sales taxes or any other taxes imposed on such revenues.

     Payment Date:  Any due date for the payment of any installment of Base
     ------------
Rent.

     Percentage Rent:  As defined in Section 3.1(b)
     ---------- ----

     Person:  Any Government, natural person, corporation, partnership or other
     ------
legal entity.

     Personal Property Taxes:  All personal property taxes imposed on the
     -----------------------
furniture, furnishings or other items of personal property located on, and used in connection with, the operation of the Leased Improvements as a hotel (other than Inventory and other personal property owned by the Lessee), together with all replacement, modifications, alterations and additions thereto.

     Primary Intended Use:  As defined in Section 7.2(b).
     --------------------

     Proceeding:  Any judicial action, suit or proceeding (whether civil or
     ----------
criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

     RCRA:  The Resource Conservation and Recovery Act, as amended.
     ----

     Real Estate Taxes:  All real estate taxes, including general and special
     -----------------
assessments, if any, which are imposed upon the Land and any improvements thereon.

     Rejectable Offer Price:  An amount equal to the greater of (a) the Fair
     ----------------------
Market Value, determined as of the applicable purchase date, or (b) the Minimum Price.

     Release:  A "Release" as defined in CERCLA or in any Environmental Law,
     -------
unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

     Rent:  Collectively, the Base Rent, the Percentage Rent and Additional
     ----
Charges.

     Room Revenues:  Gross revenue from the rental of guest rooms, whether to
     -------------
individuals, groups or transients, at the Facility, excluding the following:

     (a) the amount of all credits, rebates or refunds to customers, guests or patrons;

     (b) all sales taxes or any other taxes imposed on the rental of such guest rooms; and

     (c) any fees collected for amenities including, but not limited to: telephone, laundry, movies or concessions.

     SARA:  The Superfund Amendments and Reauthorization Act of 1986, as
     ----
amended.

     State:  The State or Commonwealth of the United States in which the Leased
     -----
Property is located.

     Subsidiaries:  Corporations in which Lessee owns, directly or indirectly,
     ------------
more than 50% of the voting stock or control, as applicable (individually, a "Subsidiary").

     Taking:  A taking or voluntary conveyance during the Term hereof of all or
     ------
part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     Term:  As defined in Section 1.2.
     ----

     TSCA:  The Toxic Substances Control Act, as amended.
     ----

     Unavoidable Delays:  Delays due to strikes, lock-outs, labor unrest,
     ------------------
inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease or any guaranty of this Lease.

     Uneconomic for its Primary Intended Use:  A state or condition of the
     ---------------------------------------
Facility (after the application of any insurance proceeds if any) such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues, such that Lessee intends to, and shall, complete the cessation of operations from the Facility.

     Uniform System:  Shall mean the Uniform System of Accounts for Hotels (8th
     --------------
Revised Edition, 1986) as published by the Hotel Association of New York City, Inc., as same may hereafter be revised.

     Unsuitable for its Primary Intended Use:  A state or condition of the
     ---------------------------------------
Facility (after the application of insurance proceeds if any) such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, due to casualty damage or loss through Condemnation, the Facility cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel.

                                  ARTICLE III
                                  -----------

     3.1. Rent.  Lessee covenants and agrees to pay to Lessor in lawful money of
          ----
the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds without deduction or offset, at Lessor's address set forth in Article XXXII hereof or at such other place or to such other Person as Lessor from time to time may designate in a Notice, all Base Rent and Additional Charges, during the Term, as follows:

      (a) Base Rent: The annual sum of $___________, payable in arrears in
          ---------
equal, consecutive monthly installments, on or before the tenth day of each calendar months of the Term ("Base Rent"); provided, however, that the first and last monthly payments of Base Rent shall be pro rated as to any partial month; and

      (b) Percentage Rent: Commencing on the closing date, Lessee shall pay
          ---------------
percentage rent ("Percentage Rent") (i) monthly in arrears from the Closing Date an amount equal to 8% of all monthly Other Revenue, and (ii) monthly in arrears an amount equal to 17.9% of all monthly Room Revenues.

     (c)  Officer's Certificates. An Officer's Certificate shall be delivered to
          ----------------------
Lessor monthly setting forth the calculation of the related monthly Percentage Rent payments 30 days after the end of each such period of each Fiscal Year (or part thereof) in the Term. The Percentage Rent payments for the periods to which the Officer's Certificates relate shall accompany such Officer's Certificate. Such monthly payments shall be based on the formula set forth in Section 3.1(b).

     The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and Lessee's good faith allowances, shall be made not later than two years after such expiration or termination date, but Lessee shall advise Lessor within 60 days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever. The accrual of Percentage Rent shall cease with the termination of the Lease.

     3.2. Additional Charges.  In addition to the Base Rent and Percentage Rent,
          ------------------
(a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this Section 3.2, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.2 being additional rent hereunder and being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent and Percentage Rent. The Lessee's obligations regarding the payment of Impositions are set out in Section 4.2. If any installment of Base Rent, Percentage Rent, or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

     3.3  Lease Provision.  The Rent shall be paid so that this Lease shall
          ---------------
yield to Lessor the full amount of the installments of Base Rent and Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in
Article V, but subject to any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Lessor.

     3.4  Conversion of Property.  If, during the Term, Lessee desires to
          ----------------------
provide food and beverage operations at the Facility (other than complimentary continental breakfast), Lessee shall give notice of such desire to Lessor. Lessor and Lessee shall then commence negotiations to adjust Rent to reflect the proposed change to the operation of the Facility, each acting reasonably and in good faith. All other terms of this Lease will remain substantially the same. During negotiations, which shall not extend beyond 60 days, Lessee shall not "convert" the Facility and shall continue fulfilling its obligations under the existing terms of this Lease. If no agreement is reached after such 60-day period, Lessee shall withdraw such notice and this Lease shall continue in full force. Once the "conversion" is approved or the Lessor has approved such operations, the Lessee may lease such converted facilities. If the Lessee desires to relet such facilities, the Lessor shall approve the terms of such lease unless its terms are the same or more advantageous to the Lessor than those of the prior lease.

     3.5  Annual Budget.  Not later than fifteen (15) days prior to the
          -------------
commencement of each Fiscal Year beginning with the Fiscal Year commencing January 1, Lessee shall submit the Annual Budget to Lessor. The Annual Budget shall be subject to the approval of the Lessor unless Net Operating Income for such Fiscal Year, as of December 1, exceeds Net Operating Income for the prior Fiscal Year by an amount greater than the amount change of the Consumer Price Index during such period. The Annual budget shall contain the following:

          (a) Lessee's reasonable estimate of Gross Revenues (including room rates and Room Revenues), Gross Operating Expenses, and Gross Operating Profits for the forthcoming Fiscal Year itemized on schedules on a quarterly basis as approved by Lessor and Lessee, as same may be revised or replaced from time to time by Lessee and Approved by Lessor, together with the assumptions, in narrative form, forming the basis of such schedules.

          (b) An estimate of the amounts to be spent for the repair, replacement, or refurbishment of Furniture and Equipment.

          (c) An estimate of any amounts Lessor will be required to provide in the forthcoming Fiscal Year for required or desirable items that would be classified as capital items by generally accepted accounting principles, and projections of the amounts that may be required in the two succeeding Fiscal Years for such items.

          (d)  A cash flow projection.

          (e) A narrative description of the program for advertising and marketing the Facility for the forthcoming Fiscal Year containing a detailed budget itemization of the proposed advertising expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemization.

     3.6  Books and Records.  Lessee shall keep full and adequate books of
          -----------------
account and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and generally accepted accounting principles and the obligations of Lessee under this Lease. The books of account and all other records relating to or reflecting the operation of the Facility shall be kept either at the Facility or at Lessee's offices in Columbia, Maryland, or Norfolk, Nebraska and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection, and transcription. All of such books and records pertaining to the Facility including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessor and shall not be removed from the Facility or Lessee's offices without the approval of Lessor.

                                  ARTICLE IV
                                  ----------

     4.1  Payment of Impositions.  Subject to Article XII relating to permitted
          ----------------------
contests, Lessee will pay, or cause to be paid, all Impositions before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments during the Term hereof (subject to Lessee's right of contest pursuant to the provisions of Article XII) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have occurred and be continuing, any such refund shall be paid over to or retained by Lessor. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article
XVI. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessee shall file all Personal Property Tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Where Lessor is legally required to file Personal Property Tax returns, Lessee shall provide Lessor with copies of assessment notices in sufficient time for Lessor to file a protest. Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction for those Impositions to be paid by Lessor, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessee may, at its sole expense, and upon notice to Lessor, protest, appeal or institute such other proceedings (in its or in Lessor's name) as Lessee may deem appropriate to effect a reduction for these Impositions to be paid by the Lessee, and Lessor, at Lessee's expense, shall fully cooperate with Lessee in such protest, appeal or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, and liabilities against or incurred by Lessee in connection with such cooperation. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then go forward at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities. If requested by any lender of the Lessor relating to the Leased Property, the Lessee shall provide any funds for the escrow of any Imposition, and the Lessee shall received any income on such escrowed funds and shall receive any funds released from such escrow.

     4.2  Notice of Impositions.  Lessor shall give prompt Notice to Lessee of
          ---------------------
all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice or has otherwise acquired knowledge of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

     4.3  Adjustment of Impositions.  Impositions imposed in respect of the tax-
          -------------------------
fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

     4.4  Maintenance.  Lessee will be solely responsible for obtaining and
          -----------
maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.

     4.5  Insurance Premiums.  To the extent provided in Section 13.1(b), Lessee
          ------------------
will pay or cause to be paid all premiums for the insurance coverages required to be maintained by it under Article XIII.

                                   ARTICLE V
                                   ---------

     5.1  No Termination, Abatement, etc.  Except as otherwise specifically
          -------------------------------
provided in this Lease, and except for loss of the Franchise Agreement solely by reason of any action or inaction by Lessor, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any Person, corporation, partnership or other entity, (c) any claim which Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to
(1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

     5.2  Abatement Procedures.  In the event of a partial Taking as described
          --------------------
in Section 15.5, the Lease shall not terminate, but the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within 30 days after such partial Taking, the matter may be submitted by either party to a court of competent jurisdiction for resolution.

                                  ARTICLE VI
                                  ----------

     6.1  Ownership of the Leased Property.  Lessee acknowledges that the Leased
          --------------------------------
Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

     6.2  Lessee's Personal Property.  Lessee will acquire and maintain
          ---------------------------
throughout the Term such Inventory as is required to operate the Leased Property in the manner contemplated by this Lease. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee. Lessee, at the commencement of the Term, and from time to time thereafter, shall provide Lessor with an accurate list of all such items of Lessee's personal property (collectively, the "Lessee's Personal Property"). Lessee may, subject to the first sentence of this Section
6.2 and the conditions set forth below, remove any of Lessee's Personal Property set forth on such list at any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property, other than Inventory, not removed by Lessee within ten days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(a), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, effected by Lessee. Upon the expiration or earlier termination of the Term, Lessor or its designee shall have the option to purchase all Inventory on hand at the Leased Property at the time of such expiration or termination for a sale price equal to the fair market value of such Inventory. Lessee may make such financing arrangements, title retention agreements, leases or other agreements with respect to the Lessee's Personal Property as it sees fit provided that Lessee first advises Lessor of any such arrangement and such arrangement expressly provides that in the event of Lessee's default thereunder, Lessor (or its designee) may assume Lessee's obligations and rights under such arrangement.

     6.3  Lessor's Lien.  To the fullest extent permitted by applicable law,
          -------------
Lessor is granted a lien and security interest on all Lessee's Personal Property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Lessee's

Personal Property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest to that of any non-Affiliate of Lessee which finances such Lessee's Personal Property or any non-Affiliate conditional seller of such Lessee's Personal Property, the terms and conditions of such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted.

                                  ARTICLE VII
                                  -----------

     7.1  Condition of the Leased Property.  Lessee acknowledges receipt and
          --------------------------------
delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property.
LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Provided, however, to the extent permitted by law, Lessor shall allow Lessee the benefit of all of Lessor's rights to proceed against any predecessor in title other than Lessee (or an Affiliate of Lessee which conveyed the Property to Lessor) for breaches of warranties or representations or for latent defects in the Leased Property. Lessor shall fully cooperate with Lessee in the prosecution of any such claim, in Lessor's or Lessee's name, all at Lessee's sole cost and expense. Lessee hereby agrees to indemnify, defend and hold harmless Lessor from and against any claims, obligations and liabilities against or incurred by Lessor in connection with such cooperation. Provided, however, that nothing herein shall be deemed to limit Lessor's obligations under Section
40.1 and 40.2.

     7.2  Use of the Leased Property.
          --------------------------

     (a) Lessee covenants that it will obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under applicable local, state and federal law.

     (b) Lessee shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent may be granted, denied or conditioned in Lessor's sole discretion. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or substantially increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or fire underwriter's regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property.

     (c) Subject to the provisions of Articles XIV and XV, Lessee covenants and agrees that during the Term it will (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and materially comply with all the provisions of the Franchise Agreement (except that Lessee shall have no obligation to complete any improvements to the Leased Property required by the franchisor unless the Lessor funds the cost thereof), (3) not terminate or amend the Franchise Agreement without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and (5) will seek to maximize the Gross Revenues generated therefrom consistent with sound business practices.

     (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

     (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, except as necessary in the ordinary and prudent operation of the Facility on the Leased Property.

     7.3  Lessor to Grant Easements, etc. Lessor will, from time to time, so
          ------------------------------
          long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense (but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to the Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property and (f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interests in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment does not interfere with the proper conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.

                                 ARTICLE VIII
                                 ------------

     8.1  Compliance with Legal and Insurance Requirements, etc. Subject to
          ------------------------------------------------------
Section 8.3(b) below and Article XII relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

     8.2  Legal Requirement Covenants.  Subject to Section 8.3(b) below, Lessee
          ----------------------------
covenants and agrees that the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others. Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times materially conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such sub-tenants, invitees or others to so materially comply with all Legal Requirements). Lessee may, however, upon prior Notice to Lessor, contest the legality or applicability of any such Legal Requirement or any licensure or certification decision if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's sole expense. If by the terms of any such Legal Requirement compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Lessee both
(a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

     8.3  Environmental Covenants.  Lessor and Lessee (in addition to, and not
          -----------------------
in diminution of, Lessee's covenants and undertakings in Sections 8.1 and 8.2 hereof) covenant and agree as follows:

          (a) At all times hereafter until the later of (i) such time as all liabilities, duties or obligations of Lessee to the Lessor under the Lease have been satisfied in full and (ii) such time as Lessee completely vacates the Leased Property and surrenders possession of the same to

Lessor, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon. Lessee agrees to give Lessor prompt written notice of (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property; (3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

          (b) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities other than Environmental Liabilities which were caused by the acts or grossly negligent failures to act of Lessee.

          (c) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities which were caused by the acts or grossly negligent failures to act of Lessee.

          (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless such counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgement.

          (e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to Lessee stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

          (f)  The indemnification rights and obligations provided for in this
Article VIII shall be in addition to any indemnification rights and obligations provided for elsewhere in this Lease.

          (g)  The indemnification rights and obligations provided for in this
Article VIII shall survive the termination of this Agreement.

     For purposes of this Section 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

          Notwithstanding anything to the contrary contained in this Agreement, if Lessor shall become entitled to the possession of the Leased Property by virtue of the termination of the Lease or repossession of the Leased Property, then Lessor may assign its indemnification rights under Section 8.3 of this Agreement (but not any other rights hereunder) to any Person to whom the Lessor subsequently transfers the Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein:

               (1) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Lessee or Lessor, then threatened with respect to the Leased Property.

               (2) Such indemnification rights shall be limited to Environmental Liabilities relating to or specifically affecting the Leased Property; and

               (3) Any assignment of such indemnification rights shall be limited to the immediate transferee of Lessor, and shall not extend to any such transferree's successors or assigns.

                                  ARTICLE IX
                                  ----------

     9.1  Capital Improvements, Maintenance and Repair.
          --------------------------------------------

          (a) Subject to Section 9.1(b), Lessee will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windows and plate glass, parking lots, mechanical, electrical and plumbing systems and equipment (including conduit and ductware), and non-load bearing interior walls, in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof), and, except as otherwise provided in Articles XIV or XV, with reasonable promptness, make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen, or required by any governmental agency having jurisdiction over the Leased Property, except as to the structural elements of the Leased Improvements and underground utilities.

          (b) Notwithstanding any other provision of this Lease, unless the need for compliance with Section 9.1(a) is caused by Lessee's negligence or willful misconduct or that of its employees or agents, Lessee shall not be required to bear the costs of complying with Section 9.1(a) with respect to items classified as either (i) capital items under U.S. generally accepted accounting principles or (ii) Fixtures or Furniture and Equipment in, on, or under the Facility or its components, except to the extent (X) that amounts are available therefor from Lessor under Article XL or otherwise or (Y) required under Articles XIV and XV on the conditions set forth therein.

          (c) Article XL sets forth the only obligations of Lessor to fund the cost of any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessor shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

          (d) Lessee shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use.

          (e) Intentionally Omitted.

          (f) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in accordance with Section 9.1(a) above during the entire Term of the Lease), or damage by casualty or Condemnation (subject to the obligations of Lessee to restore or repair as set forth in the Lease).

     9.2  Encroachments, Restrictions, Etc.  If any of the Leased Improvements,
          ---------------------------------
at any time, materially encroach upon any property, street or right-of-way adjacent to the Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and, in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article X. Lessee's obligations under this Section 9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.

                                   ARTICLE X
                                   ---------

     10.1 Alterations.  After receiving approval of Lessor, which approval shall
          -----------
not be unreasonably withheld, Lessee shall have the right to make such additions, modifications or improvements to the Leased Property from time to time as Lessee deems desirable for its permitted uses and purposes, provided that such action will not significantly alter the character or purposes or significantly detract from the value or operating efficiency thereof and will not significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor.

     10.2 Salvage.  All materials which are scrapped or removed in connection
          -------
with the making of repairs required by Articles IX or X shall be or become the property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

     10.3 Joint Use Agreements.  If Lessee constructs additional improvements
          --------------------
that are connected to the Leased Property or share maintenance facilities, HVAC, electrical, plumbing or other systems, utilities, parking or other amenities, the parties shall enter into a mutually agreeable cross-easement or joint use agreement, the form of which has been approved in advance by Lessor, to make available necessary services and facilities in connection with such additional improvements, to protect each of their respective interests in the properties affected, and to provide for separate ownership, use, and/or financing of such improvements.

                                  ARTICLE XI
                                  ----------

       Liens.  Subject to the provision of Article XII relating to permitted
       -----
contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor or any easements granted pursuant to the provisions of Section 7.3 of this Lease, (d) liens for those taxes upon Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXV hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or
(2) such liens are in the process of being contested as permitted by Article XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due provided that (1) the payment of such sums shall not be postponed under any related contract for more than 60 days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor and (2) any such liens are in the process of being contested as permitted by Article XII hereof, (h) any liens which are the responsibility of Lessor pursuant to the provisions of
Article XXXIV of this Lease.

                                  ARTICLE XII
                                  -----------

     Permitted Contests.  Lessee shall have the right to contest the amount or
     ------------------
validity of any Imposition to be paid by Lessee or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("Claims") not otherwise permitted by Article XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of any portion of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust, security deed or other agreement encumbering the Leased Property or any interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings at Lessee's expense if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any claims.

                                 ARTICLE XIII
                                 ------------

     13.1 General Insurance Requirements.
          ------------------------------

     (a)  Coverages.  During the Term of this Lease, Lessee shall at all times
          ---------
keep the Leased Property insured with the kinds and amounts of insurance described below provided, however, that the Lessor shall be responsible for payment of any insurance requested by it pursuant to paragraph (IX) of Section 13.1(a) of this Lease if not of a type customarily kept by similar business and properties. This insurance shall be written by companies licensed and authorized to issue insurance in the State. The policies must name Lessor as the insured or as an additional named insured, as the case may be. Losses shall be payable to Lessor or Lessee as provided in this Lease. Any loss adjustment shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall include:

          (i) Building insurance on the "Special Form" (formerly "All Risk" form) (which may include earthquake and flood in reasonable amounts as determined by Lessor) in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.2) or such other amount which is acceptable to Lessor, and personal property insurance on the "Special Form" in the full amount of the replacement cost thereof;

          (ii) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such lesser or greater amounts as are then customary or as may be reasonably requested by Lessor from time to time;

          (iii) Loss of income insurance on the "Special Form", in the amount of one year of Base Rent for the benefit of Lessor, and business interruption insurance on the "Special Form" in the amount of one year of gross profit, for the benefit of Lessor or Lessee;

          (iv) Commercial general liability insurance, with amounts not less than $10,000,000 covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to Lessor, and "all risk legal liability" (including liquor law or "dram shop" liability, if liquor or alcoholic beverages are served on the Leased Property) with respect to Lessor and Lessee;

          (v) Insurance covering such other hazards and in such amounts as may be customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Lessor;

          (vi) Fidelity bonds with limits and deductibles as may be reasonably requested by Lessor, covering Lessee's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

          (vii) Workmen's compensation insurance to the extent necessary to protect Lessor and the Leased Property against Lessee's workman's compensation claims;

          (viii) Vehicle liability insurance for owned, non-owned, and hired vehicles, in the amount of $1,000,000; and

          (ix) Such other insurance as Lessor may reasonably request for facilities such as the Leased Property and the operation thereof.

     (b)  Responsibility for Premiums.  Lessee shall keep in force the foregoing
          ---------------------------
insurance coverages at its expense; provided, however, that Lessor shall reimburse Lessee for any other casualty coverages required by Lessor not specifically required in (i) - (viii) above. If requested by any Lender of the Lessor relating to the Leased Property, the Lessee shall provide any funds for the escrow of any insurance premiums, and the Lessee shall receive any income on such escrowed funds and shall receive any funds released from such account.

     13.2 Replacement Cost.  The term "full replacement cost" as used herein
          ----------------
shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost (the then-replacement cost less such exclusions) has increased or decreased at any time during the Lease Term, it shall have the right to have such full replacement cost re-determined.

     13.3 Worker's Compensation.  Lessee, at its sole cost, shall at all times
          ---------------------
maintain adequate worker's compensation insurance coverage for all persons employed by Lessee on the Leased Property. Such worker's compensation insurance shall be in accordance with the requirements of applicable local, state and federal law.

     13.4 Waiver of Subrogation.  All insurance policies carried by Lessor or
          ---------------------
Lessee covering the Leased Property, the Fixtures, the Facility or Lessee's Personal Property, including, without limitation, contents, fire and casualty insurance shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so. Each party agrees to seek recovery from any applicable insurance coverage available to such party prior to seeking recovery against the other.

     13.5 Form Satisfactory, etc.  All of the policies of insurance referred to
          -----------------------
in this Article XIII shall be written in a form, with deductibles and by insurance companies satisfactory to Lessor and also shall meet and satisfy the requirements of any ground lessor, lender or franchisor having any interest in the Leased Premises. Subject to the right to reimbursement or credit specified in Section 13.1, Lessee shall pay all of the premiums therefor, and deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, 30 days prior to the expiration of the existing policy), and in the event of the failure of Lessee either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or binding certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, to effect such insurance and pay the premiums therefor, and Lessee shall reimburse Lessor for any premium or premiums paid by Lessor for the coverages required under this Section (other than the premiums required to be paid or reimbursed to Lessee by Lessor in accordance with Section 13.1(b)) upon written demand therefor, and Lessee's failure to repay the same within 30 days after Notice of such failure from Lessor shall constitute an Event of Default within the meaning of Section 16.1(d). Each insurer mentioned in this Article XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor 30 days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

     13.6 Change in Limits.  If either Lessor or Lessee at any time deems the
          ----------------
limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor and Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section.

     13.7 Blanket Policy.  Notwithstanding anything to the contrary contained in
          --------------
this Article XIII, Lessee or Lessor may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee or Lessor; provided, however, that the coverage afforded to Lessor and Lessee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are otherwise satisfied.

     13.8 Separate Insurance.  Lessee shall not on Lessee's own initiative or
          ------------------
pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor that Lessee has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

     13.9 Reports On Insurance Claims.  Lessee shall promptly investigate and
          ---------------------------
make a complete and timely written report to the appropriate insurance company as to all accidents, claims for damage relating to the ownership, operation, and maintenance of the Facility, any damage or destruction to the Facility and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a final copy of such report shall be furnished to Lessor. Lessee shall be authorized to adjust, settle, or compromise any insurance loss, or to execute proofs of such loss, in the aggregate amount of $5,000 or less, with respect to any single casualty or other event.

                                  ARTICLE XIV
                                  -----------

     14.1 Insurance Proceeds.  Subject to the provisions of Section 14.6, and
          ------------------
the senior rights of any lender, all proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII of this Lease shall be paid to Lessor and held in trust by Lessor in an interest-bearing account, shall be made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessee. If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated without purchase by Lessee as described in Section 14.2, all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessor.

     14.2 Reconstruction in the Event of Damage or Destruction Covered by
          ---------------------------------------------------------------
Insurance.
---------

          (a) Except as provided in Section 14.5, if during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in Article XIII and the Facility thereby is rendered Unsuitable for its Primary Intended Use, Lessee shall, at Lessee's option, either (1) restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, or (2) offer to acquire the Leased Property from Lessor for a purchase price equal to the Rejectable Offer Price of the Leased Property. If Lessee restores the Facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess proceeds remaining after such restoration shall be paid to Lessee. If Lessee acquires the Leased Property, Lessee shall receive the insurance proceeds. If Lessor does not accept Lessee's offer so to purchase the Leased Property within 90 days, Lessee may withdraw its offer to purchase the Leased Property and, if so withdrawn, Lessee may terminate the Lease with respect to the Leased Property without further liability hereunder and Lessor shall be entitled to retain all insurance proceeds.

          (b) Except as provided in Section 14.5, if during the Term the Leased Property is partially destroyed by a risk covered by the insurance described in
Article XIII, but the Facility is not thereby rendered Unsuitable for its Primary Intended Use, Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease. Such damage or destruction shall not terminate this Lease; provided, however, that if Lessee cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses and conditional use permits, after diligent efforts to do so, to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as that existing immediately prior to such damage or destruction and otherwise in accordance with the terms of the Lease, Lessee may make a written offer to Lessor to purchase the Leased Property for a purchase price equal to the Rejectable Offer Price of the Leased Property determined without regard to such damage or destruction. If Lessee makes such offer and Lessor does not accept the same within 30 days after Lessee delivers its offer to Lessor, Lessee shall withdraw such offer, in which event this Lease shall remain in full force and effect and Lessee shall immediately proceed to restore the Facility to substantially the same condition as existed immediately before such damage or destruction and otherwise in accordance with the terms of the Lease. If Lessee restores the Facility, the insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions specified by Lessor, and any excess proceeds remaining after such restoration shall be paid to Lessee.

          (c) If the cost of the repair or restoration exceeds the amount of proceeds received by Lessor from the insurance required under Article XIII, Lessee shall be obligated to contribute any excess amounts needed to restore the Facility prior to commencing work thereon. Such difference shall be paid by Lessee to Lessor promptly after Lessee receives Lessor's written invoice therefore, to be held in trust, together with any other insurance proceeds, for application to the cost of repair and restoration.

          (d) If Lessor accepts Lessee's offer to purchase the Leased Property under this Article, this Lease shall terminate as to the Leased Property upon payment of the purchase price, and Lessor shall remit to Lessee all insurance proceeds pertaining to the Leased Property being held in trust by Lessor.

     14.3 Reconstruction in the Event of Damage or Destruction Not Covered by
          -------------------------------------------------------------------
Insurance.
---------

Except as provided in Section 14.5, if during the Term the Facility is totally or materially destroyed by a risk not covered by the insurance described in
Article XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, Lessee at its option shall either, (a) at Lessee's sole cost and expense, restore the Facility to substantially the same condition it was in immediately before such damage or destruction and such damage or destruction shall not terminate this Lease, or (b) make a written offer to purchase the Leased Property for a purchase price equal to the Rejectable Offer Price of the Leased Property without regard to such damage or destruction. If Lessor does not accept Lessee's offer so to purchase the Leased Property within 90 days after Lessee delivers its offer to Lessor, Lessee may withdraw its offer to purchase the Leased Property and, if so withdrawn, Lessee may terminate the Lease with respect to the Leased Property without further liability hereunder. If such damage or destruction is not material, Lessee shall, at Lessee's sole cost and expense, restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and such damage or destruction shall not terminate the Lease.

     14.4 Lessee's Property.  All insurance proceeds payable by reason of any
          -----------------
loss of or damage to any of Lessee's Personal Property shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

     14.5 Damage Near End of Term.  Notwithstanding any provisions of Section
          -----------------------
14.2 or 14.3 appearing to the contrary, if damage to or destruction of the Facility rendering it unsuitable for its Primary Intended Use occurs during the last 24 months of the Term, then either party shall have the right to terminate this Lease by giving written notice to the other within 30 days after the date of damage or destruction, whereupon all accrued Rent shall be paid immediately, and this Lease shall automatically terminate five days after the date of such notice.

     14.6 Waiver.  Lessee hereby waives any statutory rights of termination that
          ------
may arise by reason of any damage or destruction of the Facility that Lessor is obligated to restore or may restore under any of the provisions of this Lease.

                                  ARTICLE XV
                                  ----------

     15.1 Definitions.
          -----------

          (a) "Condemnation" means a Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (b) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

          (c) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

          (d) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

     15.2 Parties' Rights and Obligations.  If during the Term there is any
          -------------------------------
Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.

     15.3 Total Taking.  If title to the fee of the whole of the Leased Property
          ------------
is condemned by any Condemnor, subject to the provisions of Section 15.7, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, Lessee and Lessor shall each have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts. In the event of any such termination, the provisions of Section
15.7 shall apply.

     15.4 Allocation of Award.  The total Award made with respect to the Leased
          -------------------
Property or for loss of rent, or for Lessor's loss of business beyond the Term, shall be solely the property of and payable to Lessor. Any Award made for loss of Lessee's business during the remaining Term, if any, for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, Lessee shall not initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to Lessor.

     15.5 Partial Taking.  If title to less than the whole of the Leased
          --------------
Property is condemned, and the Leased Property is still suitable for its Primary Intended Use, and not Uneconomic for its Primary Intended Use, or if Lessee or Lessor is entitled but neither elects to terminate this Lease as provided in
Section 15.3, Lessee at the expense of the Lessor shall with all reasonable dispatch restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. In the event of any Condemnation as described in this Section 15.5, the entire amount of the Award shall be paid to the Lessor.

     15.6 Temporary Taking.  If the whole or any part of the Leased Property or
          ----------------
of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, Lessee, however, shall be released from its obligations to pay, in the manner and at the terms herein specified, the pro rata amounts of Base Rent based on the number of rooms affected by such Condemnation and the total rooms in the Leased Property and Additional Charges. Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as described this Section 15.6, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Lessor. Lessor covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole cost and expense, restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessor shall not be required to make such restoration.

     15.7 Lessee's Offer.  In the event of the termination of this Lease as
          --------------
provided in Section 15.3, Lessee shall offer to acquire the Leased Property from Lessor for a purchase price equal to the Rejectable Offer Price of the Leased Property without regard to such taking and, if accepted, Lessee shall receive the entire Award. If Lessor does not accept Lessee's offer to purchase the Leased Property, Lessee shall withdraw its offer to purchase the Leased Property and, if so withdrawn, Lessee may terminate the Lease with respect to the Leased Property without further liability hereunder, except for payment of Rent as provided in the penultimate sentence of Section 15.3 or for matters which by their express terms survive termination of this Lease, and Lessor shall be entitled to retain the Award except as provided in Section 15.4.

                                  ARTICLE XVI
                                  -----------

     16.1 Events of Default.  If any one or more of the following events
          -----------------
(individually, an "Event of Default") occurs:

          (a) if an Event of Default occurs, which is not cured, under any other lease between Lessor and Lessee, any Affiliate of Lessee or Solomons Beacon Inn Limited Partnership; or

          (b) if Lessee fails to make payment of the Base Rent, Percentage Rent or Additional Charges within ten days after the same becomes due and payable;

          (c) if Lessee fails to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within a period of 30 days after receipt by the Lessee of Notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case it shall not be deemed an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof provided, however, in no event shall such cure period extend beyond 90 days after such Notice; or

          (d) if the Lessee shall file a petition in bankruptcy or reorganization for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and the Lessee shall be adjudicated a bankrupt and such adjudication shall not be vacated or set aside or stayed within 60 days after the entry of an order in respect thereof, or if a receiver of the Lessee or of the whole or substantially all of the assets of the Lessee shall be appointed in any proceeding brought by the Lessee or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Lessee and shall not be vacated or set aside or stayed within 120 days after such appointment; or

          (e) if Lessee is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets; or

          (f) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding (unless Lessee is contesting such lien or attachment in good faith in accordance with Article XII hereof); or

          (g) if, except as a result of damage, destruction or a partial or complete Condemnation, Lessee voluntarily ceases operations on the Leased Property; or

          (h) if a material event of default has been declared by the franchisor under the Franchise Agreement with respect to the Facility on the Leased Premises which has not been cured within any applicable cure period or such Franchise Agreement has been terminated as a result of any action or failure to act by the Lessee; then, and in any such event, Lessor may exercise one or more remedies available to it herein or at law or in equity, including but not limited to its right to terminate this Lease by giving Lessee not less than ten days' Notice of such termination except in the case of a default under Sections 16.1(e),(f), or (g), in which case notice shall not be required.

          If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

          No Event of Default (other than a failure to make a payment of money) shall be deemed to exist under clause (d) during any time for up to one year the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of such Unavoidable Delay, Lessee remedies such default or Event of Default without further delay.

     16.2 Surrender.  If an Event of Default occurs (and the event giving rise
          ---------
to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1) and is continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Lessee shall, if requested by Lessor so to do, immediately surrender and assign to Lessor or Lessor's designee the Leased Property including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all personal property from the Leased Property, subject to rights of any hotel guests and to any requirement of law. Lessee hereby waives any and all requirements of applicable laws for service of notice to re-enter the Leased Property. Lessor shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Lessor's damages.

     16.3 Damages.  Neither (a) the termination of this Lease, (b) the
          -------
repossession of the Leased Property, (c) the failure of Lessor to relet the Leased Property, nor (d) the reletting of all or any portion thereof, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination.

          Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's default, either:

(1) Without termination of Lessee's right to possession of the Leased Property, each installment of Rent (including Percentage Rent as determined below) and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease;

          (2)  the sum of:

                    (A) the unpaid Rent which had been earned at the time of
               termination, repossession or reletting, and

                    (B) the worth at the time of termination, repossession or
               reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession or reletting, exceeds the amount of such rental loss that Lessee proves could be reasonably avoided and as reduced for rentals received after the time of termination, repossession or reletting, if and to the extent required by applicable law, the worth at the time of termination, repossession or reletting of the amount referred to in this subparagraph (B) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%, and

                    (C) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things, would be likely to result therefrom.

     16.4 Waiver.  If this Lease is terminated pursuant to Section 16.1, Lessee
          ------
waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt and Lessor waives any right to "pierce the corporate veil" of Lessee other than to the extent funds shall have been inappropriately paid any Affiliate of Lessee following a default resulting in an Event of Default.

     16.5 Application of Funds.  Any payments received by Lessor under any of
          --------------------
the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that such obligations are due or as may be prescribed by the laws of the State.

                                 ARTICLE XVII
                                 ------------

     Lessor's Right to Cure Lessee's Default.  If Lessee fails to make any
     ---------------------------------------
payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement other than a failure to complete improvements required by the franchisor because the Lessor has not provided Lessee with the funds therefor, and fails to cure the same within the relevant time periods provided in Section 16.1, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.4, take all such action thereon as, in Lessor's reasonable opinion, may be necessary or appropriate therefore. Before entering the Leased Property for the purposes provided in this Article XVII, Lessor shall notify the Lessee of its intention to enter the Leased Property unless such Notice would be impractical. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessors, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE XVIII
                                 -------------

     Provisions Relating to Purchase of the Leased Property.  If Lessee
     -------------------------------------------------------
purchases the Leased Property from Lessor pursuant to any of the terms of this Lease, the closing of the purchase shall occur 90 days after Lessor accepts Lessee's offer to purchase the Leased Property, unless the provision of the Lease under which such offer was made specifies a different closing date, in which case the date set forth in such provision shall be the closing date. At such closing, Lessor shall, upon receipt from Lessee of the applicable purchase price, together with full payment of any unpaid Rent due and payable with respect to any period ending on or before the date of the purchase, deliver to Lessee an appropriate limited or special warranty deed or other conveyance conveying the entire interest of Lessor in and to the Leased Property to Lessee free and clear of all encumbrances other than (a) those that Lessee has agreed hereunder to pay or discharge, (b) those mortgage liens, if any, that Lessee has agreed in writing to accept and to take title subject to, (c) encumbrances, easements, licenses or rights of way required to be imposed on the Leased Property under Section 7.3, (d) any other encumbrances permitted to be imposed on the Leased Property under the provisions of Section XXXIV that are assumable at no cost to Lessee or to which Lessee may take subject without cost to Lessee and relating to the period of time after the purchase (e) any taxes not yet due and payable; and (f) those encumbrances created, requested or consented to by Lessee. The difference between the applicable purchase price and the total of the encumbrances assumed or taken subject to shall be paid in cash to Lessor or as Lessor may direct, in federal or other immediately available funds, except as otherwise mutually agreed by Lessor and Lessee. All expenses of such conveyance, including, without limitation, the cost of title examination or title insurance, if desired by Lessee, Lessee's attorneys' fees incurred in connection with such conveyance and release, and transfer taxes and recording fees, shall be paid by Lessee. Lessor shall pay its attorney's fees. This Article XVIII is subject to the prior rights of any lender whose lien is secured by the Leased Premises.

                                  ARTICLE XIX
                                  -----------

     19.1 Personal Property Limitation.  Anything contained in this Lease to the
          ----------------------------
contrary notwithstanding, the average of the adjusted tax bases of the items of personal property that are leased to the Lessee under this Lease at the beginning and at the end of any Fiscal Year shall not exceed 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Fiscal Year. This Section 19.1 is intended to ensure that the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

     19.2 Sublease Rent Limitation.  Anything contained in this Lease to the
          ------------------------
contrary notwithstanding, Lessee shall not sublet the Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the income or profits derived by the business activities of the sublessee, or (b) any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

     19.3 Sublease Tenant.  Anything contained in this Lease to the contrary
          ---------------
notwithstanding, Lessee shall not sublease the Leased Property or any portions thereof to any Person in which Humphrey Hospitality Trust, Inc. owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provisions thereto.

     19.4 Lessee Ownership Limitation.  Anything contained in this Lease to the
          ---------------------------
contrary notwithstanding, neither Lessee or an Affiliate of the Lessee shall acquire, directly or indirectly, a 10% or more interest in Humphrey Hospitality Trust, Inc. within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provision thereto.

     19.5 Lessee Officer and Employee Limitation.  Anything contained in this
          --------------------------------------
Lease to the contrary notwithstanding, none of the officers or employees of the Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property) shall be officers or employees of Humphrey Hospitality Trust, Inc. In addition, if a Person serves as both (a) a director of the Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property) and (b) a trustee and officer (or employee) of Humphrey Hospitality Trust, Inc. that Person shall not receive any compensation for serving as a director of the Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property). Furthermore, if a Person serves as both (a) a trustee of Humphrey Hospitality Trust, Inc. and (b) a director and officer (or employee) of the Lessee (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property), that Person shall not receive any compensation for serving as a trustee of Humphrey Hospitality Trust, Inc.

                                  ARTICLE XX
                                  ----------

     Holding Over.  If Lessee for any reason remains in possession of the Leased
     ------------
Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Base Rent payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and (c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                  ARTICLE XXI
                                  -----------

     Risk of Loss.  During the Term, the risk of loss or of decrease in the
     ------------
enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee, and, in the absence of gross negligence, willful misconduct or breach of this Lease by Lessor pursuant to Section 34.3, Lessor shall in no event be answerable or accountable therefor, nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as specifically provided in this Lease.


                                 ARTICLE XXII
                                 ------------

     Indemnification.  Notwithstanding the existence of any insurance, and
     ---------------
without regard to the policy limits of any such insurance or self-insurance, but subject to the last sentence of Section 13.4 if any insurance coverage is applicable, Section 16.4 and Article VII, Lessee will protect, indemnify, hold harmless and defend Lessor Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) to the extent permitted by law imposed upon or incurred or asserted against Lessor Indemnified Parties by reason of: any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Lessee or any of its agents, employees or invitees of the Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee or any of its agents, employees or invitees, including any failure of Lessee or any of its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder and (f) the gross negligent acts and omissions and willful misconduct of Lessee.

     Lessor shall indemnify, save harmless and defend Lessee Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of the gross negligence or willful misconduct of Lessor arising in connection with this Lease. The Lessor's obligations to indemnify Lessee Indemnified Parties shall be limited to the value of Lessor's equity interest in the Facilities. Nothing herein shall be construed as requiring Lessor to indemnify a Lessee Indemnified Party against its own grossly negligent acts and omissions and willful misconduct.

     Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. An Indemnifying Party, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Indemnified Party. The Indemnified Party, at its expense, shall be entitled to participate in any such claim, action, or proceeding, and neither the Indemnifying Party nor the Indemnified Party may compromise or otherwise dispose of the same without the consent of the Indemnified Party or the Indemnifying Party, which may not be unreasonably withheld. Nothing herein shall be construed as indemnifying a Lessor Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

     Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                 ARTICLE XXIII
                                 -------------

     23.1 Subletting and Assignment.  Subject to the provisions of Article XIX
          -------------------------
and Section 23.2 and any other express conditions or limitations set forth herein, Lessee may not without the consent of Lessor, which consent may be withheld in Lessor's sole discretion, (a) assign this Lease or sublet all or any part of the Leased Property or (b) sublet any retail or restaurant portion of the Leased Improvements in the normal course of the Primary Intended Use; provided that any subletting to any party other than an Affiliate of Lessee shall not individually as to any one such subletting, or in the aggregate, materially diminish the Rent payable under this Lease. In the case of a subletting, the sublessee shall comply with the provisions of Section 23.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor.

     23.2 Attornment.  Lessee shall insert in each sublease permitted under
          ----------
Section 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

                                 ARTICLE XXIV
                                 ------------

Officer's Certificates; Financial Statements; Lessor's Estoppel Certificates and
--------------------------------------------------------------------------------
                                  Covenants.
                                  ---------

          (a) At any time and from time to time upon not less than 30 days Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender and any prospective purchaser of the Leased Property.


          (b)  Lessee will furnish the following statements to Lessor:

               (1) with reasonable promptness, such information respecting the financial condition and affairs of Lessee, including audited financial statements prepared by the same certified independent accounting firm that prepares the returns for Lessor or such other accounting firm as may be approved by Lessor, as Lessor may reasonably request from time to time; and

               (2) the most recent Consolidated Financials of Lessee within 45 days after each quarter of any Fiscal Year (or, in the case of the final quarter in any

          Fiscal Year, the most recent audited Consolidated Financials of Lessee within 90 days); and

               (3) on or about the 15th day of each month, a detailed profit and loss statement for the Leased Property for the preceding month, a balance sheet for the Leased Property as of the end of the preceding month, and a detailed accounting of revenues for the Leased Property for the preceding month, each in form acceptable to Lessor.

          (c) At any time and from time to time upon not less than 10 days Notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee.

          (d) Lessee covenants that during the Term it will maintain a ratio of total debt-to-Consolidated Net Worth of 50% or less, exclusive of capitalized leases on an annual basis as of December 31, 1999.

                                  ARTICLE XXV
                                  -----------

     Lessor's Right to Inspect.  Lessee shall permit Lessor and its authorized
     -------------------------
representatives as frequently as reasonably requested by Lessor to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee.

                                 ARTICLE XXVI
                                 ------------

     No Waiver.  No failure by Lessor or Lessee to insist upon the strict
     ----------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                 ARTICLE XXVII
                                 -------------

     Remedies Cumulative.  To the extent permitted by law, each legal, equitable
     -------------------
or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                ARTICLE XXVIII
                                --------------

       Acceptance of Surrender.  No surrender to Lessor of this Lease or of the
       -----------------------
Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXIX
                                 ------------

       No Merger of Title.  There shall be no merger of this Lease or of the
       ------------------
leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

                                  ARTICLE XXX
                                  -----------

     Conveyance by Lessor.  If Lessor or any successor owner of the Leased
     --------------------
Property conveys the Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

     Other Interests.  This Lease and Lessee's interest hereunder shall at all
     ---------------
times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor or which otherwise encumber or affect the Leased Property and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (all of which are herein called the "Mortgage"). In confirmation of such subordination, however, Lessee shall, at Lessor's request, promptly execute, acknowledge and deliver any instrument which may be required to evidence subordination to any Mortgage and attornment to the holder thereof, conditioned upon receipt of a nondisturbance clause. In the event of Lessee's failure to deliver such subordination and if the Mortgage does not change any term of the Lease, Lessor may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge, and deliver the instrument as the agent or attorney-in-fact of Lessee, and Lessee hereby irrevocably constitutes Lessor its attorney-in-fact for such purpose, Lessee acknowledging that the appointment is coupled with an interest and is irrevocable. Lessee hereby waives and releases any claim it might have against Lessor or any other party for any actions lawfully taken by the holder of any Mortgage.

                                 ARTICLE XXXI
                                 ------------

     Quiet Enjoyment.  So long as Lessee pays all Rent as the same becomes due
     ---------------
and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein and free and clear of any interference by Lessor with Lessee's use and occupancy of the premises. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                 ARTICLE XXXII
                                 -------------

     Notices.  All notices, demands, requests, consents approvals and other
     -------
communications ("Notice" or "Notices") hereunder shall be in writing and personally served or mailed (by registered or certified mail, return receipt requested and postage prepaid or by overnight courier), if to Lessor at 7170 Riverwood Drive, Columbia, Maryland 21046, and if to Lessee 7170 Riverwood Drive, Columbia, Maryland 21046 at or to such other address or addresses as either party may hereafter designate. Personally delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                ARTICLE XXXIII
                                --------------

     Appraisers.  If it becomes necessary to determine the Fair Market Value or
     ----------
Fair Market Rental of the Leased Property for any purpose of this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within 20 days after Notice, Lessor (or Lessee, as the case may be) shall by Notice to Lessee (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years experience in the State appraising property similar to the Leased Property, shall, within 45 days after the date of the Notice appointing the first appraiser, proceed to appraise the Leased Property to determine the Fair Market Value or Fair Market Rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice as then existing at the time of any such appraisal, such appraisal shall be made on a basis consistent with the basis on which the Leased Property was appraised for purposes of determining its Fair Market Value at the time the Leased Property was acquired by Lessor. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the Fair Market Value or Fair Market Rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value or Fair Market Rental, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value or Fair Market Rental within 45 days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Rental of the Leased Property, as the case may be. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.

                                 ARTICLE XXXIV
                                 -------------

     34.1 Lessor May Grant Liens.  Without the consent of Lessee, Lessor may,
          ----------------------
subject to the terms and conditions set forth below in this Section XXXIV, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon the Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Any such Encumbrance shall (a) contain the right to prepay (whether or not subject to a prepayment penalty); (b) provide that it is subject to the rights of Lessee under this Lease and (c) contain the Agreement by the holder of the Encumbrance that it will (1) give Lessee the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure under such Encumbrance, (2) permit Lessee to cure any such default on Lessor's behalf within any applicable cure period, and Lessee shall be reimbursed by Lessor for any and all costs incurred in effecting such cure, including without limitation out-of-pocket costs incurred to effect any such cure (including reasonable attorneys' fees) and (3) permit Lessee to appear by its representative and to bid at any sale in foreclosure made with respect to any such Encumbrance. Upon the request of Lessor, Lessee shall subordinate this Lease to the lien of a new mortgage on the Leased Property and agree to attorn to the new mortgagee, on the condition that the proposed mortgagee executes a non-disturbance agreement recognizing this Lease, and agreeing, for itself and its successors and assigns, to comply with the provisions of this Article XXXIV.

     34.2 Lessee's Right to Cure.  Subject to the provisions of Section 34.3, if
          ----------------------
Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or, following entry of a final, nonappealable judgment against Lessor for such sums, may be offset by Lessee against the Rent payments next accruing or coming due. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 34.2 shall survive the termination of this Lease with respect to the Leased Property.

34.3 Breach by Lessor.  It shall be a breach of this Lease if Lessor fails to
     ----------------
observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within such 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within 90 days. The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay.

                                 ARTICLE XXXV
                                 ------------

     35.1 Miscellaneous.  Anything contained in this Lease to the contrary
          -------------
notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules.

     35.2 Transition Procedures.  Upon the expiration or termination of the Term
          ---------------------
of this Lease, for whatever reason, Lessor and Lessee shall do the following (and the provisions of this Section 35.2 shall survive the expiration or termination of this Agreement until they have been fully performed) and, in general, shall cooperate in good faith to effect an orderly transition of the management lease or of the Facility.

          (a) Transfer of Licenses.  Upon the expiration or earlier termination
              --------------------
of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's nominee all licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility, including any Franchise Agreement (collectively, "Licenses"), or (ii) if such transfer is prohibited by law or Lessor otherwise elects, to cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor or Lessor's nominee of any applications for, all Licenses; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee

          (b) Leases and Concessions.  Lessee shall assign to Lessor or Lessor's
              ----------------------
nominee simultaneously with the termination of this Agreement, and the assignee shall assume all leases and concession agreements in effect with respect to the Facility then in Lessee's name.

          (c) Books and Records.  All books and records for the Facility kept by
              -----------------
Lessee pursuant to Section 3.7 shall be delivered promptly to Lessor or Lessor's nominee, simultaneously with the termination of this Agreement, but such books and records shall thereafter be available to Lessee at all reasonable times for inspection, audit, examination, and transcription for a period of one (1) year and Lessee may retain (on a confidential basis) copies or computer records thereof

          (d) Remittance.  Lessee shall remit to Lessor or Lessor's nominee,
              ----------
simultaneously with the termination of this Lease, all funds remaining, if any, after payment of all accrued Gross Operating Expenses, and other amounts due Lessee and after deducting the costs of any scheduled repair, replacement, or refurbishment of Furniture and Equipment with respect to which deposits have been made.

     35.3 Waiver of Presentment, etc.  Lessee waives all presentments, demands
          ---------------------------
for payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein

                                 ARTICLE XXXVI
                                 -------------

     Memorandum of Lease.  Lessor and Lessee shall promptly upon the request of
     -------------------
either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

                                ARTICLE XXXVII
                                --------------

     Lessor's Option to Purchase Assets of Lessee.  Effective on not less than
     --------------------------------------------
90 days prior Notice given at any time within 180 days before the expiration of the Term, but not later than 90 days prior to such expiration, or upon such shorter Notice period as shall be appropriate if this Lease is terminated prior to its expiration date, Lessor shall have the option to purchase all (but not less than all) of the assets of Lessee, tangible and intangible, relating to the Leased Property (other than this Lease), at the expiration or termination of this Lease for an amount (payable in cash on the expiration date of this Lease) equal to the fair market value thereof as appraised in conformity with Article XXXIII, except that the appraisers need not be members of the American Institute of Real Estate Appraisers, but rather shall be appraisers having at least ten years experience in valuing similar assets. Notwithstanding any such purchase, Lessor shall obtain no rights to any trade name or logo used in connection with the Franchise Agreement unless separate agreement as to such use is reached with the applicable franchisor.

                                ARTICLE XXXVIII
                                ---------------

     Lessor's Option to Terminate Lease.  In the event Lessor enters into a bona
     ----------------------------------
fide contract to sell the Leased Property to a non-Affiliate, Lessor may terminate the Lease by giving not less than 30 days prior Notice to Lessee of Lessor's election to terminate the Lease effective upon the closing under such contract or Lessor may convey the Lease pursuant to Article XXX. Effective upon such closing, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease. As compensation for the early termination of its leasehold estate under this Article XXXVIII, Lessor shall within six months of such closing either (a) pay to Lessee the fair market value of Lessee's leasehold estate hereunder or (b) offer to lease to Lessee one or more substitute hotel facilities pursuant to one or more leases that would create for the Lessee leasehold estates that have an aggregate fair market value of no less than the fair market value of Lessee's leasehold estate hereunder, with the fair market value of Lessee's leasehold estate hereunder determined as of the closing of the sale of the Lease Property. If Lessor elects and complies with the option described in (b) above, regardless of whether Lessee enters into the lease(s) described therein, Lessor shall have no further obligations to Lessee with respect to compensation for the early termination of this Lease. In the event Lessor and Lessee are unable to agree upon the fair market value of an original or replacement leasehold estate within 30 days, it shall be determined by appraisal using the appraisal procedure set forth in Article XXXIII.

     For the purposes of this Section, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease or an offered replacement leasehold estate.

                                 ARTICLE XXXIX
                                 -------------

     Compliance with Franchise Agreement.  To the extent any of the provisions
     -----------------------------------
of the Franchise Agreement impose a greater obligation on Lessee than the corresponding provisions of the Lease, then Lessee shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of the Franchise Agreement. It is the intent of the parties hereto that, except as otherwise specifically provided by this Lease, Lessee shall comply in every respect with the provisions of the Franchise Agreement so as to avoid any default thereunder during the term of this Lease. Lessor and Lessee agree to cooperate fully with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property.

                                  ARTICLE XL
                                  ----------

     40.1 Room Set-Aside.  Lessee is obligated to repair or replace in any
          --------------
Fiscal Year Fixtures and Furniture and Equipment (i) as required by the terms of any Franchise Agreement, (ii) as required by Article IX and Article XXXIX and
(iii) otherwise when and in a manner it deems fit, to the extent funds are available therefor from amounts the Lessor is obligated to make available to Lessee under this Section 40.1 or otherwise makes available to Lessee. During the Term Lessor shall be obligated to make available to Lessee for repairing or replacing Fixtures and Furniture and Equipment an amount equal to 6% of Room Revenues from the Facility for each twelve month period. Lessor shall be required to make such amounts available to Lessee on a quarterly basis. Upon written request by Lessee to Lessor stating the specific use to be made and the reasonable approval thereof by Lessor, such funds shall be made available by Lessor for use by Lessee for periodic repairing or replacement of Fixtures and Furniture and Equipment that constitute Leased Property in connection with the Primary Intended Use. Lessor's obligation shall be cumulative, but not compounded, and any amounts that have accrued hereunder shall be payable in future periods for such uses and in accordance with the procedure set forth herein. Lessee shall be obligated to return any funds forwarded by Lessor pursuant to this Section 40.1, but not spent for (i) repair or replacement of Fixtures and Furniture and Equipment that constitute Leased Property in connection with the Primary Intended Use or (ii) Capital Expenditures pursuant to Section 40.2. Other than as specifically set forth above in this Section 40.1, Lessee shall have no interest in any accrued obligation of Lessor hereunder and Lessor shall have no obligation to segregate or separate any such funds for the benefit of Lessee.

40.2 Capital Expenditures.  Lessor shall be obligated to pay the actual costs of
     --------------------
any items that are classified as capital items under U.S. generally accepted accounting principles which are necessary for the continued operation of the Facility and otherwise approved by Lessor. To the extent that at the end of a Fiscal Year the amount set aside exceeds the amount spent on repair or replacement of Fixtures and Furniture and Equipment, the Lessee may apply such excess amount towards Lessor's obligations under Section 40.2.

     40.3 Prohibited Expenditures.  No amounts made available under this Article
          -----------------------
shall be used to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in Section 856(d) of the Code.

          IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                    Humphrey Hospitality Limited Partnership

                    By:  Humphrey Hospitality REIT Trust
                         Its: General Partner

                    By:  __________________________
                            Paul J. Schulte
                    Title:  Chairman

                    By:  __________________________
                            James I. Humphrey, Jr.
                    Title:  President

                    _________________ Hospitality Management

                    By:  __________________________
                            Randy P. Smith
                    Title:  President

                                   Exhibit A
                                   ---------


                             PROPERTY DESCRIPTION

                                      A-1